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                       TWIN LABORATORIES INC., as Issuer,


                                       and


                           THE GUARANTORS NAMED HEREIN


                                       and


                 STATE STREET BANK AND TRUST COMPANY, as Trustee


                          FIFTH SUPPLEMENTAL INDENTURE


                           Dated as of March 30, 2001

                                       to


                                    INDENTURE



                             Dated As of May 7, 1996
           as supplemented as of December 1,1997 ,as of May 14, 1998, as of September 15, 1998 and as of January 25, 2000




                   10-1/4% Senior Subordinated Notes due 2006
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            FIFTH SUPPLEMENTAL INDENTURE, dated as of March 30, 2001, by and among TWIN LABORATORIES INC., a Utah corporation (the "Company"), ADVANCED RESEARCH PRESS, INC., a New York corporation ("Advanced"), TWINLAB CORPORATION, a Delaware corporation formerly named TLG Laboratories Holding Corp. ("Holding Company"), CHANGES INTERNATIONAL, INC., a Florida corporation ("Changes"), BRONSON LABORATORIES INC., a Delaware Corporation ("Bronson"), HEALTH FACTORS INTERNATIONAL, INC., a Delaware corporation ("Health Factors"), PR NUTRITION, INC., a California corporation ("PR Nutrition"), Twinlab FSC Inc., a Barbados corporation ("FSC"), CHANGES INTERNATIONAL (UK) LTD., a United Kingdom corporation ("Changes UK") and TWIN LABORATORIES (UK) LTD, a United Kingdom corporation ("Twin UK") and TWINLAB PASSION, LIMITED, a United Kingdom limited liability company ("Passion"), as Guarantors, and State Street Bank and Trust Company, a Massachusetts bank and trust company (successor to Fleet National
Bank), as Trustee (the "Trustee").

            WHEREAS, the Company, Advanced, Holding Company and Fleet National Bank, as Trustee, executed an Indenture, dated as of May 7, 1996 (the "Indenture"), in respect of $100,000,000 aggregate principal amount of the Company's 10-1/4% Senior Subordinated Notes due 2006 (the "Securities");

            WHEREAS, State Street Bank and Trust Company is the successor to Fleet National Bank, as Trustee under the Indenture;

            WHEREAS, the Company, Advanced, Holding Company, Changes and the Trustee executed the First Supplemental Indenture dated as of December 1, 1997 (the "First Supplemental Indenture");

            WHEREAS, the Company, Advanced, Holding Company, Changes, Bronson, Health Factors and the Trustee executed the Second Supplemental Indenture dated as of May 14, 1998 (the "Second Supplemental Indenture");

            WHEREAS, the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition and the Trustee executed the Third Supplemental Indenture dated as of September 15, 1998 (the "Third Supplemental Indenture");

            WHEREAS, the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition, FSC and the Trustee executed the Fourth Supplemental Indenture dated as of June 25, 2000 (the "Fourth Supplemental Indenture");

            WHEREAS, the term Indenture as hereinafter used in this Fifth Supplemental Indenture shall mean the Indenture as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third
Supplemental Indenture and the Fourth Supplemental Indenture;
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            WHEREAS, Section 11.3 of the Indenture requires, under circumstances specified in Section 11.3, that certain Subsidiaries of the Company execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiaries of the Company shall be named as additional Subsidiary Guarantors; and

            WHEREAS, all conditions and requirements necessary to make this Fifth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

            NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of each other party and for the equal and ratable benefit of the Holders of the Securities, as follows:

                                    ARTICLE I

                                   AMENDMENTS

            Section 1. The Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition, FSC and the Trustee hereby amend the Indenture and agree that Changes UK, Twin UK and Passion shall each be a Subsidiary Guarantor, a Guarantor and a Future Subsidiary Guarantor for all purposes under the Indenture and each of the terms "Subsidiary Guarantor", "Guarantor" and "Future Subsidiary Guarantor" shall for all purposes under the Indenture specifically include Changes UK, Twin UK and Passion.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

            Section 2.1. Terms Defined. For all purposes of this Fifth Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Fifth Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

            Section 2.2. Indenture. Except as amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all their terms shall remain in full force and effect.

            Section 2.3. Governing Law. THIS FIFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


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            Section 2.4. Successors and Assigns. All agreements of the Company,
Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition, FSC, Changes UK, Twin UK and Passion in this Fifth Supplemental Indenture and the Securities shall bind their respective successors and assigns.

            Section 2.5. Multiple Counterparts. This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            Section 2.6. Effectiveness. The provisions of this Fifth Supplemental Indenture shall become effective immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article IX of the Indenture.

            Section 2.7. Trustee Disclaimer. The Trustee accepts the amendment of the Indenture effected by this Fifth Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals (other than the second recital) or statements contained herein, all of which recitals or statements are made solely by the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition, FSC, Changes UK, Twin UK and Passion or for or with respect to (i) the validity, efficacy or sufficiency of this Fifth Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition, FSC, Changes UK, Twin UK and Passion by corporate action or otherwise, (iii) the due execution hereof by the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition, FSC, Changes UK, Twin UK and Passion, or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

            Section 2.8 Headings. The headings of the Articles and Sections of this Fifth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                     [Remainder of Page Intentionally Blank]


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                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed, all as of the date first written above.

TWIN LABORATORIES INC., as Issuer           TWINLAB CORPORATION


By: _________________________               By: ___________________________
      Name: Ross Blechman                   Name: Ross Blechman
      Title: CEO & President                     Title: CEO & President

ADVANCED RESEARCH PRESS, INC.               CHANGES INTERNATIONAL, INC.


By: _________________________               By: ___________________________
      Name: Ross Blechman                   Name: Ross Blechman
      Title: Chairman & Director                 Title: President

BRONSON LABORATORIES, INC.                  HEALTH FACTORS INTERNATIONAL, INC.


By: _________________________                By: ___________________________
      Name: Ross Blechman                    Name: Ross Blechman
      Title: CEO & President                      Title: CEO & President

TWINLAB FSC INC.                             PR NUTRITION, INC.


By: _________________________                By: ___________________________
      Name: Ross Blechman                    Name: Ross Blechman
      Title: President & Director                 Title: CEO & President

EXECUTED AS A DEED BY                        EXECUTED AS A DEED BY
TWIN LABORATORIES (UK) LTD.                  CHANGES INTERNATIONAL (UK)  LTD.
ACTING BY ONE DIRECTOR AND THE COMPANY       ACTING BY ONE DIRECTOR AND THE
SECRETARY                                    COMPANY SECRETARY


By:___________________________               By:___________________________
      Name: Ross Blechman                         Name: Ross Blechman
      Title: Director                             Title: Director


By:___________________________               By:___________________________
      Name: Neil Blechman                         Name: Neil Blechman
      Title: Secretary                            Title: Secretary


STATE STREET BANK AND
TRUST COMPANY, AS TRUSTEE


By:___________________________
      Name: Elizabeth C. Hammer
      Title: Vice President


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EXECUTED AS A DEED BY
TWINLAB PASSION, LIMITED
ACTING BY ONE DIRECTOR AND THE COMPANY
SECRETARY


By:___________________________
      Name: Emma Martin
      Title: Secretary


By:___________________________
      Name: Dr. N. Dean Pasha
      Title: Director




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